exhibit 10.1
Execution Version

Second Amendment

to

Credit Agreement

Among

Legacy Reserves LP
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of May 3, 2007

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Second Amendment to Credit Agreement

This Second Amendment to Credit Agreement (this “Second Amendment”) executed effective as of the 3rd day of May, 2007 (the “Second Amendment Effective Date”) is among Legacy Reserves LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 15, 2006 (as amended to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1           Definitions.  Section 1.02 is hereby amended by amending and restating the following definition of “Agreement” as follows:

“ ‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement, dated as of July 7, 2006 and the Second Amendment to Credit Agreement, dated as of May 3, 2007, and as the same may from time to time be further amended, modified, supplemented or restated.”

2.2    Annex I.  Annex I is hereby amended and restated in its entirety with the Annex I attached hereto.

Section 3.                      Assignment to New Lender; Borrowing Base.

3.1    New Lender.  For an agreed consideration, each of the Administrative Agent and

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the Lenders party to the original Credit Agreement hereby irrevocably sells and assigns to Wachovia Bank, National Association (the “New Lender”), and the New Lender, by its signature hereto, hereby irrevocably purchases and assumes from the Administrative Agent and the other Lenders, subject to and in accordance with the Credit Agreement, as of the Second Amendment Effective Date (i) the Administrative Agent’s and the other Lenders’ rights and obligations in their capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on the attached Annex I, of such outstanding rights and obligations of the Administrative Agent and the other Lenders under the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Administrative Agent and the other Lenders against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

3.2           Borrowing Base.  For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $150,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d).

Section 4.                      Conditions Precedent.  The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1           Second Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Second Amendment from each Lender.

4.2           Notes.  The Administrative Agent shall have received a Note payable to the order of each Lender in the amount of such Lender’s Commitment after giving effect to the assignment pursuant to Section 3, duly executed and delivered by Borrower, to be dated as of the Second Amendment Effective Date.

4.3           No Default.  No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

Section 5.                      Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions

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contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 6.                      Miscellaneous.

6.1           Confirmation.  The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

6.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3           Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4           No Oral Agreement.  This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

6.5           Governing Law.  This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.
IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

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BORROWER:	LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

GUARANTORS:	LEGACY RESERVES OPERATING LP By: Legacy Reserves Operating GP LLC, its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

LEGACY RESERVES OPERATING GP LLC

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

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LEGACY RESERVES SERVICES, INC.

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

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ADMINISTRATIVE AGENT:	BNP PARIBAS as Administrative Agent and Lender

	By:	/s/ Russell Otts
Russell Otts
Vice President

By:	/s/ Robert Long
Robert Long
Vice President

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LENDERS:	BANK OF AMERICA N.A.

	By:	/s/ Charles W. Patterson
Charles W. Patterson
Managing Director

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COMERICA BANK

By:	/s/ Matthew J. Purchase
Matthew J. Purchase
Vice President

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KEYBANK N.A.

By:	/s/ Thomas Rajan
Thomas Rajan
Senior Vice President

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NEW LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION

Date	By:	/s/ Jay Buckman
Jay Buckman
Vice President

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ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	30.00%	$90,000,000.00
Bank of America N.A.	26.67%	$80,000,000.00
Comerica Bank	15.00%	$45,000,000.00
KeyBank N.A.	15.00%	$45,000,000.00
Wachovia Bank, National Association	13.33%	$40,000,000.00
TOTAL	100%	$300,000,000.00

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